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Exhibit 4.04

OMNEON VIDEO NETWORKS, INC.

AMENDMENT AGREEMENT TO THE FOURTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

        THIS AMENDMENT AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment Agreement") is made as of this 8th day of December 2007, by and among Omneon Video Networks, Inc., a Delaware corporation (the "Company") and the undersigned parties hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement (as defined below).

RECITALS

        WHEREAS, the Company is a party to the Fourth Amended and Restated Investor Rights Agreement dated as of March 26, 2004 attached hereto as Exhibit A, as the same may have been amended to date, including pursuant to the Amendment Agreement to the Fourth Amended and Restated Investor Rights Agreement dated as of September 28, 2007, by and among the Company, the Founders, Comerica and the Investors (the "Rights Agreement").

        WHEREAS, pursuant to, and subject to the conditions set forth in, that certain Share Contribution Agreement dated as of December 8, 2007 (the "Contribution Agreement") by and among the Company, Castify Holdings Limited ("Castify"), the parties listed on Exhibit A thereto (the "Castify Shareholders") and Alta Berkeley LLP as representative of the Castify Shareholders, the Castify Shareholders shall sell to the Company, and the Company shall purchase from the Castify Shareholders, all of the issued and outstanding share capital of Castify and, as consideration therefor, shall receive shares of the Company's Series C Preferred Stock (the "Shares").

        WHEREAS, the transaction described in the preceding paragraph (the "Transaction") is conditioned upon each Castify Shareholder becoming a party to the Rights Agreement.

        WHEREAS, the Company and all required individual parties to the Rights Agreement (the "Amending Parties") have agreed, pursuant to Section 4.8 of the Rights Agreement, to amend the Rights Agreement in the manner set forth herein.

        WHEREAS, each Castify Shareholder agrees to become a party to the Rights Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements set forth, the parties hereto agree as follows:

        1.    Rights Agreement.    The Company represents to the Castify Shareholders that a true and complete copy of the Rights Agreement is attached as Exhibit A hereto.

        2.    Amendments to Rights Agreement.

          (a)   Effective as of the Closing (as defined in the Contribution Agreement), each Castify Shareholder shall be an Investor as defined in the Rights Agreement solely for the purposes of Sections 1 and 4 of the Rights Agreement (in all cases only to the extent related to a registration pursuant to Sections 1.6 and 1.7 of the Rights Agreement), as the same may be amended and/or restated from time to time.

          (b)   Effective as of the Closing (as defined in the Contribution Agreement), each Castify Shareholder agrees to become a party to and be bound by, and that the Shares shall be subject to, the terms and provisions of the Rights Agreement, to the same extent as if such Castify Shareholder was an original party thereto, solely for the purposes of Sections 1 and 4 of the Rights

1

  Agreement (in all cases only to the extent related to a registration pursuant to Sections 1.6 and 1.7 of the Rights Agreement), as the same may be amended and/or restated from time to time.

        3.    Effectiveness.    This Amendment Agreement shall become effective when signed by (i) the Company, (ii) each Castify Shareholder, (iii) the holders of a majority of the aggregate outstanding Registrable Securities held by the Investors and (iv) the holders of a majority of the aggregate outstanding Shares held by the Founders.

        4.    Governing Law.    This Amendment Agreement shall be governed by and construed under the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

        5.    Counterparts.    This Amendment Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.    Effect on Rights Agreement.    The provisions of this Amendment Agreement amend and supersede the rights or obligations under the Rights Agreement only to the extent provided herein; all other provisions of the Rights Agreement, to the extent not modified herein, remain in full force and effect.

        7.    Entire Agreement.    The Rights Agreement, as amended hereby, together with this Amendment Agreement constitute the full and entire understanding and agreement between the parties regarding the subject matter hereof and thereof and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

[Signature Page Follows]

2

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

THE COMPANY:
OMNEON VIDEO NETWORKS, INC.
By:	/s/ JOSEPH KENNEDY Joseph Kennedy President and Chief Executive Officer

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	(duly authorized signature)	Kiwi II Venture Services S.A. (please print or type complete name of entity)
Name:	(please print or type full name)	By:	[ILLEGIBLE] (duly authorized signature)
		Name:	[ILLEGIBLE] (please print or type full name)
		Title:	Director (please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	M. Ankli (duly authorized signature)	(please print or type complete name of entity)
Name:	M. Ankli (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	B. Pfister (duly authorized signature)	(please print or type complete name of entity)
Name:	B. Pfister (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	Steiger Georg (duly authorized signature)	(please print or type complete name of entity)
Name:	Steiger Georg (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	(duly authorized signature)	Invision Capital III L.P. (please print or type complete name of entity)
Name:	(please print or type full name)	By:	David Hall (duly authorized signature)
		Name:	David Hall (please print or type full name)
Title: Director of Aureus Capital Partners Ltd. As General Partner of Invision Capital III L.P.
(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	(duly authorized signature)	Invision III L.P. (please print or type complete name of entity)
Name:	(please print or type full name)	By:	David Hall (duly authorized signature)
		Name:	David Hall (please print or type full name)
Title: Director of Aureus Capital Partners Ltd. As General Partner of Invision Capital III L.P. As General Partner of Invision III L.P.
(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	Lukas Anliker (duly authorized signature)	(please print or type complete name of entity)
Name:	Lukas Anliker (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	Jorg Nonnenmacher (duly authorized signature)	(please print or type complete name of entity)
Name:	Jorg Nonnenmacher (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	(duly authorized signature)	Alta-Berkeley VI SbyS CV (please print or type complete name of entity)
Name:	(please print or type full name)	By:	Alistair Hugh Smith (duly authorized signature)
		Name:	Alistair Hugh Smith (please print or type full name)
		Title:	Attorney-in-Fact (please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	(duly authorized signature)	Alta-Berkeley VI CV (please print or type complete name of entity)
Name:	(please print or type full name)	By:	Alistair Hugh Smith (duly authorized signature)
		Name:	Alistair Hugh Smith (please print or type full name)
		Title:	Attorney-in-Fact (please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	Hans-Dieter Cleven (duly authorized signature)	(please print or type complete name of entity)
Name:	Hans-Dieter Cleven (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	Jakob Hummes (duly authorized signature)	(please print or type complete name of entity)
Name:	Jakob Hummes (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

CASTIFY SHAREHOLDERS:
IF AN INDIVIDUAL:		IF AN ENTITY:
By:	Peter Titz (duly authorized signature)	(please print or type complete name of entity)
Name:	Peter Titz (please print or type full name)	By:	(duly authorized signature)
		Name:	(please print or type full name)
		Title:	(please print or type full title)

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

FOUNDERS:
Donald M. Craig
Michael M. Gilbert
Edward P. Hobson, II
/s/ Lawrence R. Kaplan Lawrence R. Kaplan

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

EXECUTIVE OFFICERS:
Donald M. Craig
/s/ Lawrence R. Kaplan Lawrence R. Kaplan
/s/ Joseph Kennedy Joseph Kennedy
Dan Marshall
Laura Perrone
Rod Sinks
Geoffrey Stedman

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

INVESTORS:
ADVANCED TECHNOLOGY VENTURES VII, L.P.
By:	Wes Raffel
Name:	Wes Raffell
Title:	Managing Director
ADVANCED TECHNOLOGY VENTURES VII (B), L.P.
By:	Wes Raffel
Name:	Wes Raffell
Title:	Managing Director
ADVANCED TECHNOLOGY VENTURES VII (C), L.P.
By:	Wes Raffel
Name:	Wes Raffell
Title:	Managing Director

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

INVESTORS:
ATV ENTREPRENEURS VII, L.P.
By:	Wes Raffel
Name:	Wes Raffell
Title:	Managing Director
ATV ALLIANCE 2001, L.P.
By:	Wes Raffel
Name:	Wes Raffell
Title:	Managing Director
ATV ALLIANCE 2002, L.P.
By:	Wes Raffel
Name:	Wes Raffell
Title:	Managing Director

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

INVESTORS:
CHANCELLOR V, L.P.
By:	Esfandiar Lohrasbpour
Name:	Esfandiar Lohrasbpour
Title:	General Partner
CHANCELLOR V-A, L.P.
By:	Esfandiar Lohrasbpour
Name:	Esfandiar Lohrasbpour
Title:	General Partner
CITIVENTURE 2000, L.P.
By:	Esfandiar Lohrasbpour
Name:	Esfandiar Lohrasbpour
Title:	General Partner
EUROMEDIA VENTURE FUND
By:
Name:
Title:

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

INVESTORS:
NORWEST VENTURE PARTNERS VII-A, L.P.
By:	[ILLEGIBLE]
Name:
Title:

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

INVESTORS:
NORWEST VENTURE PARTNERS VII, LP
By:	[ILLEGIBLE]
Name:
Title:

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

INVESTORS:
ACCEL VI L.P. By: Accel VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL VI-S L.P. By: Accel VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL INTERNET FUND II L.P. By: Accel Internet Fund II Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL KEIRETSU VI L.P. By: Accel Keiretsu VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL INVESTORS '98 L.P.
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL INVESTORS '98-S L.P. By: Accel VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT

[SIGNATURE PAGE TO THE OMNEON VIDEO NETWORKS, INC. AMENDMENT
AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

Exhibit A

Fourth Amended and Restated Investor Rights Agreement

OMNEON VIDEO NETWORKS, INC.

AMENDMENT AGREEMENT TO THE FOURTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

        THIS AMENDMENT AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment Agreement") is made as of this 28th day of September 2007, by and among Omneon Video Networks, Inc., a Delaware corporation (the "Company") and the undersigned parties hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement (as defined below).

RECITALS

        WHEREAS, the Company is a party to the Fourth Amended and Restated Investor Rights Agreement dated as of March 26, 2004, as the same may have been amended to date, attached hereto as Exhibit A (the "Rights Agreement"), by and among (i) the Company, (ii) Donald M. Craig, Michael M. Gilbert, Edward P. Hobson, II and Lawrence R. Kaplan (each a "Founder" and collectively the "Founders"), (iii) Comerica Bank (f/k/a Imperial Bank) ("Comerica"), as the holder of a warrant to purchase Common Stock, (iv) holders of outstanding shares of the Company's Series A-1 Preferred Stock (the "Series A-1 Holders") acquired pursuant to the Company's Series A-1, Series A-2.1 and Series A-2.2 Preferred Stock Purchase Agreement dated October 29, 2002, (v) the Former Preferred Holders (as defined in the Rights Agreement), (vi) holders of outstanding shares of the Company's Series A-2.1 Preferred Stock (the "Series A-2.1 Holders") acquired pursuant to the Series A Stock Purchase Agreement and the Company's Loan Restructuring Agreement dated October 29, 2002 with Lighthouse Capital Partners II, L.P. and Lighthouse Capital Partners III, L.P., (vii) purchasers of the Company's Series B-1 Preferred Stock ("Series B-1 Investors") pursuant to the Company's Series B-1 Preferred Stock Purchase Agreement dated March 26, 2004, and (viii) BMC Software, Inc. ("BMC" and together with the Series B-1 Investors, the Series A-1 Holders and the Series A-2.1 Holders, the "Investors"), as the holder of a warrant to purchase Series A-6 Preferred Stock.

        WHEREAS, pursuant to, and subject to the conditions set forth in, that certain Series C-1 Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") between the Company and Sony Electronics Inc. ("Sony"), the Company shall sell to Sony, and Sony shall purchase, up to 1,042,390 shares of the Company's Series C-1 Preferred Stock, par value $0.001 per share (the "Shares"), at a per share price of $14.39 (the "Per Share Price").

        WHEREAS, the transaction described in the preceding paragraph (the "Transaction") is conditioned upon Sony becoming a party to the Rights Agreement.

        WHEREAS, the Company and all required individual parties to the Rights Agreement (the "Amending Parties") have agreed, pursuant to Section 4.8 of the Rights Agreement, to amend the Agreement in the manner set forth herein.

        WHEREAS, Sony agrees to become a party to the Rights Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements set forth, Sony and the Amending Parties hereto agree as follows:

        1.     Effective as of the Closing (as defined in the Stock Purchase Agreement), Sony shall be an Investor as defined in the Rights Agreement for all purposes.

        2.     Effective as of the Closing (as defined in the Stock Purchase Agreement), Sony agrees to become a party to and be bound by, and that the Shares shall be subject to, the terms and provisions of the Rights Agreement, to the same extent as if Sony were an original party thereto, for all purposes.

        3.     Effective as of the Closing (as defined in the Stock Purchase Agreement), the definition of Conversion Shares set forth in Section 1.1 of the Rights Agreement shall be amended in its entirety to instead read as follows:

  "Conversion Shares" shall mean the Common Stock issued or issuable upon conversion of the Former Preferred Stock and the Company's Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock, Series A-6 Preferred Stock, Series B-1 Preferred Stock and Series C-1 Preferred Stock.

        4.     Effective as of the Closing (as defined in the Stock Purchase Agreement), the second sentence of Section 2.1(a) of the Rights Agreement shall be amended in its entirety to instead read as follows:

  An Investor's "Pro Rata Portion" for purposes of this Section 2.1 is the ratio that (x) the sum of the number of shares of the Company's Common Stock held by the Investor or issuable upon conversion of the Series C-1 Preferred Stock, Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-2.2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock then held by such Investor bears to (y) the sum of the total number of shares of Common Stock then outstanding and the number of shares of the Company's Common Stock issuable upon conversion of any then outstanding Preferred Stock of the Company.

        5.     Effective as of the Closing (as defined in the Stock Purchase Agreement), the fourth sentence of Section 2.1(c) of the Rights Agreement shall be amended in its entirety to instead read as follows:

  For purposes of this Section 2.1(c), a Fully Exercising Investor's pro rata portion of Unsubscribed Shares is the ratio that (x) the sum of the number of shares of the Company's Common Stock held by the Fully Exercising Investor or issuable upon conversion of the Series C-1 Preferred Stock, Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-2.2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock then held by such Fully Exercising Investor bears to (y) the sum of the number of shares of the Company's Common Stock held by all Fully Exercising Investors or issuable upon conversion of the Series C-1 Preferred Stock, Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-2.2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock then held by all Fully Exercising Investors.

        6.     Waiver of Right of First Refusal and Limitations on Subsequent Registration Rights. The undersigned Investors hereby waive on behalf of all Investors all rights set forth in Sections 1.8 and 2.1 of the Rights Agreement respecting the Transaction, including, without limitation, the restriction on subsequent registration rights, the rights of first offer and notice rights set forth therein.

        7.     Effectiveness.    This Amendment Agreement shall become effective when signed by (i) the Company, (ii) Sony, (iii) the holders of a majority of the aggregate outstanding Registrable Securities held by the Investors and (iv) the holders of a majority of the aggregate outstanding Shares held by the Founders.

        8.     Governing Law.    This Amendment Agreement shall be governed by and construed under the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

        9.     Counterparts.    This Amendment Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        10.   Termination of Prior Amendment.    That certain Amendment of the Fourth Amended and Restated Investor Rights Agreement entered into by the Company and the other parties thereto, dated as of February 13, 2007, is hereby terminated and of no further force and effect.

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        11.   Effect on Rights Agreement; Entire Agreement.

          (a)   Effect on Rights Agreement.    The provisions of this Amendment Agreement amend and supersede the rights or obligations under the Rights Agreement only to the extent provided herein; all other provisions of the Rights Agreement, to the extent not modified herein, remain in full force and effect.

          (b)   Entire Agreement.    The Rights Agreement, as amended hereby, together with this Amendment Agreement constitute the full and entire understanding and agreement between the parties regarding the subject matter hereof and thereof and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

[Signature Page Follows]

3

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first written above.

THE COMPANY:
OMNEON VIDEO NETWORKS, INC.
By:	/s/ JOSEPH S. KENNEDY Joseph Kennedy President and Chief Executive Officer
SONY ELECTRONICS INC.:
By:	/s/ GEN TSUCHIKAWA
Name:	Gen Tsuchikawa
Title:	Sr. VP & Corporate Treasurer

Exhibit A:    Fourth Amended and Restated Investor Rights Agreement

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

FOUNDERS:
/s/ DONALD M. CRAIG Donald M. Craig
/s/ LAWRENCE R. KAPLAN Lawrence R. Kaplan

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

INVESTORS:
ACCEL VI L.P.
By:	Accel VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL VI-S L.P.
By:	Accel VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL INTERNET FUND II L.P.
By:	Accel Internet Fund II Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL KEIRETSU VI L.P.
By:	Accel Keiretsu VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL INVESTORS '98 L.P.
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT
ACCEL INVESTORS '98-S L.P.
By:	Accel VI Associates L.L.C Its General Manager
By:	/s/ [ILLEGIBLE] ATTORNEY-IN-FACT

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

ADVANCED TECHNOLOGY VENTURES VII, L.P.
By:	/s/ W. RAFFEL
Name:	Wes Raffel
Title:	Managing Director
ADVANCED TECHNOLOGY VENTURES VII (B), L.P.
By:	/s/ W. RAFFEL
Name:	Wes Raffel
Title:	Managing Director
ADVANCED TECHNOLOGY VENTURES VII (C), L.P.
By:	/s/ W. RAFFEL
Name:	Wes Raffel
Title:	Managing Director

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

ATV ENTREPRENEURS VII, L.P.
By:	/s/ W. RAFFEL
Name:	Wes Raffel
Title:	Managing Director
ATV ALLIANCE 2001, L.P.
By:	/s/ W. RAFFEL
Name:	Wes Raffel
Title:	Managing Director
ATV ALLIANCE 2002, L.P.
By:	/s/ W. RAFFEL
Name:	Wes Raffel
Title:	Managing Director

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

PALISADES VENTURES, L.P.
By:	/s/ PAUL D'ADDARIO
Name:	Paul D'Addario
Title:	Senior Managing Director
PALISADES QUALIFIED INVESTORS, L.P.
By:	/s/ PAUL D'ADDARIO
Name:	Paul D'Addario
Title:	Senior Managing Director
PALISADES NON-QUALIFIED INVESTORS, L.P.
By:	/s/ PAUL D'ADDARIO
Name:	Paul D'Addario
Title:	Senior Managing Director

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

CHANCELLOR V, L.P.
By:	/s/ E. LOHRASBPOUR
Name:	E. Lohrasbpour
Title:	General Partner
CHANCELLOR V-A, L.P.
By:	/s/ E. LOHRASBPOUR
Name:	E. Lohrasbpour
Title:	General Partner
CITIVENTURE 2000, L.P.
By:	/s/ E. LOHRASBPOUR
Name:	E. Lohrasbpour
Title:	General Partner

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

INTEL CAPITAL (CAYMAN) CORPORATION
By:	/s/ DOUG LUSK
Name:	Doug Lusk
Title:	Assistant Treasurer
INTEL CORPORATION
By:	/s/ DOUG LUSK
Name:	Doug Lusk
Title:	Assistant Treasurer

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

MERITECH CAPITAL AFFILIATES II, L.P.
By:	/s/ MICHAEL B. GORDON
Name:	Michael B. Gordon
Title:	a managing member
MERITECH CAPITAL PARTNERS II, L.P.
By:	/s/ MICHAEL B. GORDON
Name:	Michael B. Gordon
Title:	a managing member
MCP ENTERPRENEUR PARTNERS II, L.P.
By:	/s/ MICHAEL B. GORDON
Name:	Michael B. Gordon
Title:	a managing member

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

NORWEST VENTURE PARTNERS VII-A, L.P.
By:	Itasca VC Partners VII-A, LLC General Partner
By:	/s/ KURT BETCHER
Name:	Kurt Betcher
Title:	Admin Partner + CFO

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

NORWEST VENTURE PARTNERS VII, LP
By:	Itasca VC Partners VII, LLP General Partner
By:	/s/ KURT BETCHER
Name:	Kurt Betcher
Title:	Admin Partner + CFO

[Signature Page to the Amendment Agreement to the Fourth Amended and Restated Investor
Rights Agreement of Omneon Video Networks, Inc.]

OMNEON VIDEO NETWORKS, INC.

FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

March 26, 2004

i

EXHIBITS

Exhibit A    Certificate of Representations Regarding Qualified Small Business Stock

ii

FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

        THIS FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of the 26th day of March 2004 ("Effective Date"), by and among (i) OMNEON VIDEO NETWORKS, INC., a Delaware corporation (the "Company"), (ii) Donald M. Craig, Michael M. Gilbert, Edward P. Hobson, II and Lawrence R. Kaplan (each a "Founder" and collectively the "Founders"), (iii) Comerica Bank (f/k/a Imperial Bank) ("Comerica"), as the holder of a warrant to purchase Common Stock, (iv) holders of outstanding shares of the Company's Series A-1 Preferred Stock (the "Series A-1 Holders") acquired pursuant to the Company's Series A-1, Series A-2.1 and Series A-2.2 Preferred Stock Purchase Agreement dated October 29, 2002 (the "Series A Stock Purchase Agreement"), (v) the Former Preferred Holders (as defined below), (vi) holders of outstanding shares of the Company's Series A-2.1 Preferred Stock (the "Series A-2.1 Holders") acquired pursuant to the Series A Stock Purchase Agreement and the Company's Loan Restructuring Agreement dated October 29, 2002 with Lighthouse Capital Partners II, L.P. and Lighthouse Capital Partners III, L.P., (vii) purchasers of the Company's Series B-1 Preferred Stock ("Series B-1 Investors") pursuant to the Company's Series B-1 Preferred Stock Purchase Agreement dated March 26, 2004 (the "Stock Purchase Agreement"), and (viii) BMC Software, Inc. ("BMC" and together with the Series B-1 Investors, the Series A-1 Holders and the Series A-2.1 Holders, the "Investors"), as the holder of a warrant to purchase Series A-6 Preferred Stock.

RECITALS

        A.    Certain stockholders of the Company (collectively, the "Former Preferred Holders") held shares of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, which they acquired pursuant to the Company's Series A Preferred Stock Purchase Agreement dated May 22, 1998, Series B Preferred Stock Purchase Agreement dated June 30, 1999, and Series C Preferred Stock Purchase Agreement dated October 10, 2000, respectively.

        B.    Such Former Preferred Holders had such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (the "Former Preferred Stock") converted into shares of Common Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and/or Series A-5 Preferred Stock of the Company pursuant to the Company's certificate of incorporation, as amended and restated on October 28, 2002 in connection with the Company's sale of shares of its Series A-1 Preferred Stock pursuant to the Series A Stock Purchase Agreement.

        C.    The Company shall as of the Effective Date sell to certain entities and individuals shares of the Company's Series B-1 Preferred Stock, and execution of this Agreement is a condition precedent to the purchase and sale of such Series B-1 Preferred Stock.

        D.    The Founders, Comerica, the Series A-1 Holders, the Series A-2.1 Holders, the Former Preferred Holders, and BMC are parties to the Company's Third Amended and Restated Investor Rights Agreement dated as of October 29, 2002 (the "Prior Rights Agreement"), pursuant to which such parties were granted certain rights.

        E.    Those Former Preferred Holders who acquired Series A-1 Preferred Stock pursuant to the Series A-1 Stock Purchase Agreement, continued as parties to the Prior Rights Agreement, and, as such, have the right to enter into this Agreement.

        F.     The Company and Series B-1 Investors have requested and the holders of a majority of the aggregate outstanding Registrable Securities (as defined in the Prior Rights Agreement) held by the Investors (as defined in the Prior Rights Agreement) and of a majority of the aggregate outstanding Shares (as defined in the Prior Rights Agreement) held by the Founders (such holders, the "Amending Parties") have agreed, pursuant to Section 4.8 of the Prior Rights Agreement, to amend and restate in its entirety the Prior Rights Agreement in the manner set forth herein.

        G.    The Company and Comerica are parties to that certain Amended and Restated Loan Agreement dated January 28, 2000 pursuant to which Comerica was granted a warrant to purchase 6,875 shares of Common Stock (the "Comerica Shares"), which shares have registration rights contained in Section 1.6 herein. Comerica is a party to this Agreement for purposes of Sections 1 (with the exception of Sections 1.5 and 1.7) and 4 only. The Founders are parties to this Agreement for purposes of Sections 1 and 4 only.

        NOW, THEREFORE, the parties agree as follows:

SECTION 1.

Restrictions on Transferability; Registration Rights

        1.1.    Certain Definitions.    As used in this Agreement, the following terms shall have the following respective meanings:

        "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

        "Conversion Shares" shall mean the Common Stock issued or issuable upon conversion of the Former Preferred Stock, the Series B-1 Preferred Stock and the Company's Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        "Holder" shall mean (i) any Founder, Former Preferred Holder or Investor holding Registrable Securities and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.14 hereof, provided, however, that for purposes of this Agreement, a record holder of shares of Preferred Stock (or warrants to purchase Preferred Stock) of the Company that is convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and provided, further, that the Company shall in no event be obligated to register shares of Preferred Stock or warrants of the Company, and that Holders of Registrable Securities will not be required to exercise their warrants or convert their shares of Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates. "Holder" shall also mean Comerica except with respect to Sections 1.5 and 1.7 hereof.

        "Initiating Holders" shall mean (i) any Investors (or transferees of Investors under Section 1.14 hereof) who in the aggregate are Holders of not less than twenty percent (20%) of the Registrable Securities then held (or deemed held) by all Investors (or transferees of Investors under Section 1.14 hereof) and (ii) who propose to register securities the aggregate offering price of which, net of underwriting discounts and commissions, exceeds $10,000,000.

        The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Registrable Securities" shall mean (i) Common Stock held by the Founders free of any right of repurchase in favor of the Company, (ii) the Conversion Shares, (iii) any Common Stock of the Company issued or issuable in respect of the Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the

Conversion Shares and (iv) the Comerica Shares for the purposes of Section 1, with the exception of Sections 1.5 and 1.7, only; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.14 hereof.

        "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and excluding the Selling Expenses.

        "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3(a) hereof.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (other than as specified in Section 1.9).

        "Shares" shall mean any shares of capital stock of the Company or any securities of the Company convertible into or exchangeable for such capital stock held by any Founder, Investor or Comerica as of the date of this Agreement.

        1.2.    Restrictions.    None of the Founders, Investors, Former Preferred Holders and Comerica shall sell, assign, transfer or pledge any Shares except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Founder, Investor and Former Preferred Holder and Comerica will cause any proposed purchaser, assignee, transferee or pledgee of any Shares held by such Founder, Investor, Former Preferred Holder or Comerica to agree to take and hold such Shares subject to the provisions and upon the conditions specified in this Agreement.

        1.3.    Restrictive Legend.    Each certificate representing the Shares held by the Founders, Investors, Former Preferred Holders and Comerica and any other securities issued in respect of such Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws):

  (a)
  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

  (b)
  "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF ONE OR MORE AGREEMENTS BETWEEN THE COMPANY AND THE STOCKHOLDER, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

        Each Founder, Investor and Former Preferred Holder and Comerica consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

        1.4.    Notice of Proposed Transfers.    The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and if reasonably requested by the Company shall be accompanied at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall, be satisfactory to the Company, addressed to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion, "no action" letter or other evidence satisfactory to counsel to the Company (a) in any transaction in compliance with Rule 144 under the Securities Act ("Rule 144"), (b) in any transaction in which an Investor which is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration, or (c) in any transaction in which an Investor which is a partnership or limited liability company distributes Restricted Securities solely to partners, affiliates (as defined in the Securities Act) or members thereof for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 1.4. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the restrictive legends set forth in Section 1.3 above, except that such certificate shall not bear the restrictive legend set forth in Section 1.3(a) above if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. In either such case, the Company shall be obligated to reissue promptly legended or unlegended certificates at the request of any holder thereof.

        1.5.    Requested Registration.

        (a)    Request for Registration.    If the Company shall receive from the Initiating Holders a written request with respect to the Registrable Securities held by such Initiating Holders that the Company effect any registration, qualification or compliance, the Company will:

            (i)  promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

           (ii)  as soon as practicable thereafter, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable

  Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after the deemed receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

    (1)
    In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

    (2)
    Prior to the earlier of (A) six (6) months following the effective date of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act (the "IPO") or (B) three (3) years following the closing of the sale and issuance of the Series B-1 Preferred Stock pursuant to the Series B-1 Purchase Agreement;

    (3)
    During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the later of (A) six months from the date sixty (60) days prior to the Company's estimated date of filing of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the registration statement has not become effective during such time period or (B) the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided in the case of clauses (A) or (B) that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

    (4)
    After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a), such registrations having been declared or ordered effective and the securities offered pursuant to such registrations having been sold; or

    (5)
    If the Company shall furnish to such Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the board of directors of the Company (the "Board of Directors") it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed one-hundred and twenty (120) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

        Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

        (b)    Underwriting.    In the event that a registration pursuant to Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 1.5(a)(i). The right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (which managing underwriter shall be reasonably acceptable to the Holders of a majority of the Registrable Securities to be registered). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders desiring to participate in such registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by all such Holders at the time of filing the registration statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities to be registered by the Company for its own account or by any other holders of the Company's securities are first entirely excluded from the underwriting and registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. The Company may include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company or (ii) shares of Common Stock held by holders other than the Holders of Registrable Securities but only to the extent that such inclusion of securities in Sections 1.5(b)(i) and (ii) will not diminish the number of securities included by the Holders of Registrable Securities who have requested their securities to be included in such registration.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

        1.6.    Company Registration.

          (a)   Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration on any registration form that does not permit secondary sales, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

             (ii)  include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within fifteen (15) days after the deemed receipt of such written notice from the Company by any Holder, but only to the extent set forth in Section 1.6(b) herein.

          (b)   Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform their obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company; provided, that, (i) with respect to the IPO, the managing underwriter may exclude all of such Registrable Securities and (ii) with respect to any registration following the IPO, the managing underwriter may exclude only such number of Registrable Securities as would provide the Holders requesting registration with at least thirty percent (30%) of the total number of shares to be registered and sold pursuant to such registration; provided further that (X) in no event shall any Registrable Securities be excluded from such offering unless all other shareholders' securities are first excluded and (Y) any Registrable Securities held by a Founder shall be excluded before any other Registrable Securities are excluded. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

  If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.

          (c)   Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be born by the Company in accordance with Section 1.9 hereof.

        1.7.    Registration on Form S-3.

          (a)   The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form. To that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act in accordance with the provisions of the

  Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms.

          (b)   If, at any time after the Company is entitled to use Form S-3 (or any successor form to Form S-3) for a public offering of Registrable Securities, any Holder or Holders request that the Company file a registration statement on Form S-3, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after the deemed receipt of the written notice from the Company referred in the preceding clause (i). The applicable substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

          (c)   Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the filing of, and ending on the later of (x) six months from the date sixty (60) days prior to the Company's estimated date of filing of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the registration statement has not become effective during such time period, or (y) a date six (6) months following the effective date of any registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided in the case of clauses (A) or (B) that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one-hundred twenty (120) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

          (d)   Registrations effected pursuant to this Section 1.7 shall not be counted as a request for registration pursuant to Section 1.5.

        1.8.    Limitations on Subsequent Registration Rights.    From and after the date hereof, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are on a pari passu basis or are subordinate to the registration rights granted to the Holders hereunder.

        1.9.    Expenses of Registration.    All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5, 1.6 and 1.7 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request, in which case the Company shall pay all Registration Expenses. In such case, (i) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (ii) the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) of this Agreement. Unless otherwise agreed, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

        1.10.    Registration Procedures.    In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof and, at its expense, the Company will:

          (a)   Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

          (b)   In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (c)   Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d)   Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (e)   Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

          (f)    Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (g)   Cause all such Registrable Securities to be listed on each securities exchange or trading system on which similar securities issued by the Company are then listed;

          (h)   Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (i)    Make available for inspection by any Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such Holder, underwriter, attorney or accountant shall agree in writing to hold in confidence and trust all non-public information so provided.

        1.11.    Indemnification.

          (a)   The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws, rules or regulations applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b)   Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, partners, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided that in no event shall any indemnity under this subparagraph 1.11(b) exceed the net proceeds received by such Holder in such registration.

          (c)   Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.11 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action (and then only to the extent of such prejudice). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d)   If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or action referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable to such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that in no event shall any contribution by a Holder under this Section 1.11(d) exceed the net proceeds received by such Holder in such registration. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.11(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 1.11(d).

          (e)   The amount paid or payable to an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 1.11 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 1.11 hereof. Notwithstanding the provisions of this Section 1.11, no Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds (after selling expenses) received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f)    The obligations of the Company and any Holders under this Section 1.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

        1.12.    Information by Holder.    The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

        1.13.    Rule 144 Reporting.    With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration or pursuant to Form S-3, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a)   Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

          (b)   File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c)   So long as a Holder owns any Restricted Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration or pursuant to such Form S-3.

        1.14.    Transfer of Registration Rights.    The rights to cause the Company to register securities granted to any party hereto under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such party (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) prior written notice of such assignment is given to the Company and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner or limited liability company member (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) or affiliate of such party, or (ii) acquires from such party at least 500,000 of the Registrable Securities (as appropriately adjusted for any stock splits, consolidations, reorganizations and the like). Notice must be given to the Company and the Company must give its consent in writing for any other assignment to occur and such consent shall not be unreasonably withheld.

        1.15.    Standoff Agreement.    Each party hereto agrees in connection with the Company's IPO that, upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration) as may be requested by such managing underwriters, provided, however, that this Section 1.15 shall apply only as long as all officers, directors and 1% stockholders of the Company enter into similar agreements. For purposes of this Section 1.15, the term "Company" shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested.

        1.16.    Termination of Rights.    The rights of any particular Holder to cause the Company to register securities under Sections 1.5, 1.6 and 1.7 shall terminate with respect to such Holder on the earlier of (i) the five (5) year anniversary of the effective date of the Company's IPO and (ii) such time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act and such Holder owns less than one percent (1%) of the Company's outstanding stock, and the Company's Common Stock is listed on Nasdaq or other similar stock market.

SECTION 2.

Right of First Offer

        2.1.    Right of First Offer.

          (a)   Right of First Offer. Subject to the terms and conditions contained in this Section 2.1, the Company hereby grants to each Investor the right of first offer to purchase such Investor's Pro Rata Portion of any New Securities (as defined in subsection 2.1(b)) which the Company may, from time to time, propose to sell and issue. An Investor's "Pro Rata Portion" for purposes of this Section 2.1 is the ratio that (x) the sum of the number of shares of the Company's Common Stock held by the Investor or issuable upon conversion of the Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-2.2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock then held by such Investor bears to (y) the sum of the total number of shares of Common Stock then outstanding and the number of shares of the Company's Common Stock issuable upon conversion of any then outstanding Preferred Stock of the Company. An Investor purchasing in full its Pro Rata Portion is hereinafter referred to as a "Fully Exercising Investor". The sum of the Pro Rata Portions for all Investors equals the "Aggregate Pro Rata Portion".

          (b)   Definition of New Securities. Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, New Securities does not include: (i) shares of Common Stock issued or issuable upon conversion of outstanding shares of Preferred Stock; (ii) any shares of Common Stock or Preferred Stock (or options, warrants or rights therefor) granted or issued hereafter to employees, officers, directors, contractors, consultants or advisers to, the Company or any subsidiary of the Company pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board of Directors of the Company; (iii) any shares of Common Stock or Preferred Stock (and/or options or warrants therefore) issued to parties that are (A) strategic partners investing in connection with a commercial relationship with the Company or (B) providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions, under arrangements, in each case, approved by the Board of Directors of the Company; (iv) shares of Common Stock or Preferred Stock issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; provided that such transaction or series of transactions has been approved by the Company's Board of Directors; (v) shares of Common Stock or Preferred Stock issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding as of the date hereof and any securities issuable upon the conversion thereof; (vi) shares of Common Stock issued pursuant to (A) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (B) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (C) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, provided that for the purpose of clauses (A), (B) and (C), such issue, dividend or combination shall have been approved by the Board of Directors of the Company; and (vii) shares of Common Stock issued or issuable in a public offering prior to or in connection with which all outstanding shares of Preferred Stock are converted to Common Stock pursuant to the Company's certificate of incorporation.

          (c)   Notice of Right. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Investor shall have fifteen (15) days from the date of the deemed receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in subsection 2.1(a) and, subject to the limits described in this subsection (c), additional shares (if and to the extent available) of Unsubscribed Shares (as defined below)), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that a Fully Exercising Investor's notice includes notice of such Fully Exercising Investor's intent to purchase additional New Securities, should not all Investors choose to purchase their Pro Rata Portion set forth in subsection 2.1(a) (such number of New Securities, which Investors have the right, but elect not, to purchase hereunder is referenced as the "Unsubscribed Shares"), each such Fully Exercising Investor shall be entitled to purchase that number of Unsubscribed Shares equal to its pro rata portion of such Unsubscribed Shares. For purposes of this Section 2.1(c), a Fully Exercising Investor's pro rata portion of Unsubscribed Shares is the ratio that (x) the sum of the number of shares of the Company's Common Stock held by the Fully Exercising Investor or issuable upon conversion of the Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-2.2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock then held by such Fully Exercising Investor bears to (y) the sum of the number of shares of the Company's Common Stock held by all Fully Exercising Investors or issuable upon conversion of the Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series A-2.1 Preferred Stock, Series A-2.2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock, Series A-5 Preferred Stock and Series A-6 Preferred Stock then held by all Fully Exercising Investors. For the sake of clarity, the maximum amount of the New Securities that the Investors have the right hereunder to purchase shall not exceed the Aggregate Pro Rata Portion of the New Securities.

          (d)   Exercise of Right. If any Investor exercises its right of first offer hereunder, the closing of the purchase of the New Securities by such Investor with respect to which such right has been exercised shall take place within ninety (90) calendar days after the Investor gives notice of such exercise, which period of time shall be extended in order to comply with applicable laws and regulations. Upon exercise of such right of first offer, the Company and such Investor shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

          (e)   Lapse and Reinstatement of Right. In the event the Investors fail to exercise the right of first offer provided in this Section 2.1 for all the New Securities proposed to be sold by the Company within said fifteen (15) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by such Investors at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided under this Section 2.1.

          (f)    Assignment. The rights granted pursuant to Sections 2.1 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such party

  (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) prior written notice of such assignment is given to the Company and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner or limited liability company member (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) or affiliate of such party, or (ii) acquires from such party at least 500,000 of the Registrable Securities (as appropriately adjusted for any stock splits, consolidations, reorganizations and the like). Notice must be given to the Company and the Company must give its consent in writing for any other assignment to occur and such consent shall not be unreasonably withheld.

        2.2.    Termination of Right of First Offer.    The right of first offer granted under Section 2.1 of this Agreement shall terminate and be of no further force or effect immediately prior to the earliest of the following:

          (a)   immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which (i) the per share price to the public is at least $4.10 (before deduction of underwriters' discounts and commissions and which price shall be adjusted for any stock splits, combinations, reorganizations and the like), and (ii) the aggregate public offering price (before deduction of underwriters' discounts and commissions) is at least $25,000,000; or

          (b)   the acquisition of the Company by any person or entity by means of any transaction or series of related transactions by the Company or its stockholders in which the stockholders of the Company immediately prior to such transaction or series of related transactions own less than 50% of the Company's voting power immediately after such transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company); (ii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, by stockholders of the Company to a person or group of affiliated persons (other than an underwriter of the Company's securities), of the Company's then outstanding securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Company; or (iii) the sale, lease, assignment, transfer, conveyance, or disposal of all or substantially all of the assets of the Company or the license of the Company's technology that would constitute a sale of all or substantially all of the assets of the Company (each of the foregoing, a "Liquidation Event").

SECTION 3.

Affirmative Covenants of the Company

        The Company hereby covenants and agrees as follows:

        3.1.    Financial Information.    The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied. So long as an Investor is a holder of at least 400,000 shares of the Series B-1 Preferred Stock (as adjusted for any stock splits, consolidations, reorganizations and the like) or a number of Shares equal to at least 1,000,000 of the

Registrable Securities (as appropriately adjusted for any stock splits, consolidations, reorganizations and the like), the Company will furnish to such Investor the following reports:

          (a)   As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company; and

          (b)   As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet of the Company and its subsidiaries, if any, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached and year-end audit adjustments may not have been made, and a statement of stockholder's equity, all for such quarter and for the current year to date and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Investor to calculate its percentage equity ownership in the Company.

          (c)   No later than sixty (60) days prior to the end of each fiscal year, an annual budget for the upcoming fiscal year.

          (d)   As soon as practicable after the end of each calendar month, and in any event within 30 days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar month, and unaudited consolidated statements of profit or loss and of cash flow for such period and for the current fiscal year to date and setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

          (e)   Such other information relating to the financial condition, business or corporate affairs of the Company as the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 3.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

        3.2.    Operating Plan and Budget.    So long as an Investor holds at least 400,000 shares of the Series B-1 Preferred Stock (as adjusted for any stock splits, consolidations, reorganizations and the like) or a number of Shares equal to at least 1,000,000 of the Registrable Securities (as appropriately adjusted for any stock splits, consolidations, reorganizations and the like), as soon as practicable upon approval or adoption by the Board of Directors, the Company will furnish such Investor with the Company's budget and operating plan (including projected balance sheets and profit and loss and cash flow statements) for such fiscal year.

        3.3.    Inspection.    The Company shall permit each Investor, for so long as such Investor holds at least 400,000 shares of the Series B-1 Preferred Stock (as adjusted for any stock splits, consolidations, reorganizations and the like) or a number of Shares equal to at least 1,000,000 of the Registrable Securities (as appropriately adjusted for any stock splits, consolidations, reorganizations and the like), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

        3.4.    Assignment of Rights to Financial Information.    The rights granted pursuant to Sections 3.1, 3.2 and 3.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such party (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) prior written notice of such assignment is given to the Company, (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner or limited liability company member (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) or affiliate of such party, or (ii) acquires from such party at least 500,000 of the Registrable Securities (as appropriately adjusted for any stock splits, consolidations, reorganizations and the like) and (d) such transferee or assignee is not a competitor, or affiliated within the meaning of Rule 144 under the Securities Act with a competitor, of the Company in the good faith judgment of the Company. Notice must be given to the Company and the Company must give its consent in writing for any other assignment to occur and such consent shall not be unreasonably withheld.

        3.5.    Termination of Covenants.    The covenants set forth in Sections 3.1 through 3.4 shall terminate on, and be of no further force or effect after the earliest of the following:

          (a)   the date on which the Company is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or

          (b)   the date of the closing of any Liquidation Event.

        3.6.    Delivery of Qualified Small Business Stock Representations.    The Company covenants and agrees, on the reasonable request of any Investor, to conduct a reasonable investigation into the question of whether the Shares or Conversion Shares are "qualified small business stock" within the meaning of the Internal Revenue Code of 1986, as amended, and to thereafter deliver to such Investor a duly executed Certificate of Representations in the form attached hereto as Exhibit A (the "QSBS Certificate"). If the Company is unable to deliver an executed QSBS Certificate because representation statement 2 in the QSBS Certificate is inaccurate, the Company covenants and agrees to deliver a statement explaining the reasons for such inaccuracy.

        3.7.    Definition of Investor.    For purposes of determining the amount of Shares held by an Investor, all Investors affiliated with, or controlling, controlled by or under common control with, any Investor shall be treated as a single Investor.

        3.8.    Certain Covenants Relating to SBA Matters.

          (a)   Use of Proceeds. The proceeds from the issuance and sale of the Series B-1 Preferred Stock pursuant to the Stock Purchase Agreement (the "Proceeds") shall be used by the Company for its growth, modernization or expansion. The Company shall provide each Investor which is a licensed Small Business Investment Company (an "SBIC Investor") and the Small Business Administration reasonable access to the Company's books and records for the purpose of confirming the use of Proceeds.

          (b)   Business Activity. For a period of one year following the Initial Closing, as defined in the Stock Purchase Agreement, the Company shall not change the nature of its business activity if such change would render the Company ineligible as provided in Section 107.720 of Title 13 of the Code of Federal Regulations (the "Federal Regulations").

          (c)   Compliance. So long as any SBIC Investor holds any securities of the Company, the Company will at all times comply with the non-discrimination requirements of Parts 112, 113 and 117 of Title 13 of the Federal Regulations.

          (d)   Information for SBIC Investor. Upon reasonable request, the Company agrees to promptly provide each SBIC Investor with sufficient information to permit such SBIC Investor to comply with their obligations under the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder and related thereto; provided, however, each SBIC Investor agrees that it will protect any information which the Company labels as confidential to the extent permitted by law. Any submission of any financial information to an SBIC Investor under this Section shall include a certificate of the Company's president, chief executive officer, treasurer or chief financial officer as to the accuracy of such information.

SECTION 4.

Miscellaneous

        4.1.    Assignment.    Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

        4.2.    Third Parties.    Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

        4.3.    Governing Law.    This Agreement shall be governed by and construed under the laws of the State of California without regard to choice of laws or conflict of laws' provisions thereof.

        4.4.    Aggregation of Shares.    For the purposes of determining the availability of any rights under this Agreement, the holdings of (i) any transferee and assignee of an individual who is a spouse, ancestor, lineal descendant, adopted child, parent, grandparent or sibling of such individual, (ii) any partnership and partners or retired partners of such partnership, any corporation or other business organization to which such partnership shall sell all or substantially all of its assets or with which it shall be merged or affiliates of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock or Preferred Stock by gift, will or intestate succession), (iii) any limited liability company and any of its members, any corporation or other business organization to which such limited liability company shall sell all or substantially all of its assets or with which it shall be merged or any affiliate of such limited liability company, or (iv) any corporation and any corporation or other business organization to which such corporation shall sell or transfer all or substantially all of its assets or with which it shall be merged and any affiliate of such corporation shall be aggregated together with the individual, partnership, limited liability company or corporation as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

        4.5.    Counterparts.    This Agreement may be executed in two or more counterparts and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4.6.    Notices.    Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, or otherwise delivered by hand or by messenger, or sent by facsimile or e-mail, addressed to the other party, in the case of the Company or the Founders, to the Company, and in the case of the Investors, to the address set forth on the records of the Company, or at such other address or facsimile number for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

        4.7.    Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be several from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

        4.8.    Amendment and Waiver.    Any provision of this Agreement may be amended or waived with the written consent of (i) the Company, (ii) the holders of a majority of the aggregate outstanding Registrable Securities held by the Investors and (iii) the holders of a majority of the aggregate outstanding Shares held by the Founders; provided that (i) no such amendment shall impose or increase any liability or obligation on a party hereto without the consent of such party and (ii) no such amendment having a disproportionately adverse effect on any party in relation to the other parties may be made without consent of such party. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement. Notwithstanding anything herein to the contrary, if pursuant to Section 1.2 of the Stock Purchase Agreement, additional parties may purchase shares of the Series B-1 Preferred Stock in any "Additional Closing" thereunder, then each such new "Investor" thereunder shall become a party to this Agreement as a "Series B-1 Investor" hereunder, without the need for any consent, approval or signature of any Investor or any Founder when such new "Investor" thereunder has both: (a) purchased shares of Series B-1 Preferred Stock under the Stock Purchase Agreement and paid the Company all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement.

        4.9.    Rights of Parties.    Each party to this Agreement shall have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

        4.10.    Delays or Omissions.    No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        4.11.    Entire Agreement; Effect on Prior Rights Agreement; Attorneys' Fees; Waiver of Rights.

          (a)   Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the subject matter hereof and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

          (b)   Effect on Prior Rights Agreement. The provisions of this Agreement amend and supersede any rights or obligations under the Prior Rights Agreement.

          (c)   Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision of this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (d)   Waiver of Right of First Refusal. The undersigned Amending Parties hereby waive the right of first refusal set forth in Section 2.1 of the Prior Rights Agreement on behalf of all Investors otherwise entitled to exercise such right of first refusal under the Prior Rights Agreement, including without limitation the 15-day response period thereunder, with respect to the issuance of the Series B-1 Preferred Stock issued pursuant to the Stock Purchase Agreement, as it may be amended from time to time.

        4.12.    Specific Performance.    Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other party's failure to perform its obligations under this Agreement, each such party acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and all such parties shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

*****

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

THE COMPANY:
OMNEON VIDEO NETWORKS, INC.
By:	/s/ JOSEPH KENNEDY Joseph Kennedy President and Chief Executive Officer
THE INVESTORS:
CHANCELLOR V, L.P.
By:	IPC Direct Associates V, LLC, its general partner
By:	INVESCO Private Capital, Inc., its managing member
By:	/s/ ESFANDIAR LOHRASBPOUR Name: Esfandiar Lohrasbpour Title:
CHANCELLOR V-A, L.P.
By:	IPC Direct Associates V, LLC, its general partner
By:	INVESCO Private Capital, Inc., its managing member
By:	/s/ ESFANDIAR LOHRASBPOUR Name: Esfandiar Lohrasbpour Title:
CITIVENTURE 2000, L.P.
By:	IPC Direct Associates V, LLC, its general partner
By:	INVESCO Private Capital, Inc., its managing member
By:	/s/ ESFANDIAR LOHRASBPOUR Name: Esfandiar Lohrasbpour Title:

EUROMEDIA VENTURE FUND (cotenancy of IPC Direct Associates V, LLC and EuroMedia Venture Belgique, S.A.)
By:	IPC Direct Associates V, LLC, its general partner
By:	INVESCO Private Capital, Inc., its managing member
By:	/s/ ESFANDIAR LOHRASBPOUR Name: Esfandiar Lohrasbpour Title:
CENTRE PALISADES NON-QUALIFIED INVESTORS, L.P.
By:	/s/ PAUL D'ADDARIO Name: Paul D'Addario Title: Senior Managing Director
CENTRE PALISADES QUALIFIED INVESTORS, L.P.
By:	/s/ PAUL D'ADDARIO Name: Paul D'Addario Title: Senior Managing Director
CENTRE PALISADES VENTURES, L.P.
By:	/s/ PAUL D'ADDARIO Name: Paul D'Addario Title: Senior Managing Director
ACCEL VI-S L.P.
By:	Accel VI Associates L.L.C., its General Partner
By:	/s/ [Illegible] Title: Attorney-in-Fact
ACCEL KEIRETSU VI L.P.
By:	Accel Keiretsu VI L.L.C., its General Partner
By:	/s/ [Illegible] Title: Attorney-in-Fact

ACCEL INVESTORS '98 L.P.
By:	/s/ [Illegible] Title: Attorney-in-Fact
ACCEL INVESTORS '98-S L.P.
By:	Accel VI Associates L.L.C., its General Partner
By:	/s/ [Illegible] Title: Attorney-in-Fact
NORWEST VENTURE PARTNERS VII-A, LP
By:	Itasca VC Partners VII-A, LLP, its Managing Partner
By:	/s/ PROMOD HAQUE Name: Promod Haque Title: Managing Director
ATV ENTREPRENEURS VII, L.P.
By:	ATV Associates VII, L.L.C., its General Partner
By:	/s/ WES RAFFEL Print Name: Wes Raffel Title: Managing Director
ATV ALLIANCE 2001, L.P.
By:	ATV Alliance Associates, L.L.C., its General Partner
By:	/s/ WES RAFFEL Print Name: Wes Raffel Title: Director
ATV ALLIANCE 2002, L.P.
By:	ATV Alliance Associates, L.L.C., its General Partner
By:	/s/ WES RAFFEL Print Name: Wes Raffel Title: Director

ADVANCED TECHNOLOGY VENTURES VII, L.P.
By:	ATV Associates VII, L.L.C., its General Partner
By:	/s/ WES RAFFEL Print Name: Wes Raffel Title: Managing Director
ADVANCED TECHNOLOGY VENTURES VII (B), L.P.
By:	ATV Associates VII, L.L.C., its General Partner
By:	/s/ WES RAFFEL Print Name: Wes Raffel Title: Managing Director
ADVANCED TECHNOLOGY VENTURES VII (C), L.P.
By:	ATV Associates VII, L.L.C., its General Partner
By:	/s/ WES RAFFEL Print Name: Wes Raffel Title: Managing Director
IGNITE VENTURES I, L.P.
By:	Ignite Venture Partners LLC—General Partner
By:	/s/ NOBUO MII Print Name: Nobuo Mii Title: Managing Member
LUCENT VENTURE PARTNERS I LLC
By:	/s/ PETER ROKKOS Print Name: Peter Rokkos Title: V.P.

MERITECH CAPITAL PARTNERS II L.P.
By:	/s/ MICHAEL B. GORDON Print Name: Michael B. Gordon Title: Managing Member
MERITECH CAPITAL AFFILIATES II L.P.
By:	/s/ MICHAEL B. GORDON Print Name: Michael B. Gordon Title: Managing Member
MCP ENTREPRENEUR PARTNERS II
By:	/s/ MICHAEL B. GORDON Print Name: Michael B. Gordon Title: Managing Member
ALFRED & GLADY'S PRATT TISCH TRUST FBO THOMAS TISCH
By:	/s/ THOMAS A. TISCH Print Name: Thomas A. Tisch Title: Trustee
THOMAS A. & ROSEMARY S. TISCH TRUST
By:	/s/ THOMAS A. TISCH Print Name: Thomas A. Tisch Title: Trustee
GC&H INVESTMENTS LLC
By:	/s/ JOHN L. CARDOZA Print Name: John L. Cardoza Title: Managing Member
LIGHTHOUSE CAPITAL PARTNERS II, L.P.
By:	Lighthouse Management Partners II, L.P., its General Partner
By:	Lighthouse Capital Partners Inc., its General Partner
By:	/s/ THOMAS CONNEELY Name: Thomas Conneely Title: Vice President

LIGHTHOUSE CAPITAL PARTNERS III, L.P.
By:	Lighthouse Management Partners III, L.L.C., its General Partner
By:	/s/ THOMAS CONNEELY Name: Thomas Conneely Title: Vice President
INTEL CAPITAL CORPORATION
By:	/s/ RAVI JACOB Print Name: Ravi Jacob Title: Vice President, Finance & Enterprise Services Group Asst Treasurer, M & A
JP MORGAN PARTNERS (BHCA), L.P.
By:	JPMP Master Fund Manager, L.P. Its General Partner
By:	JPMP Capital Corp., Its General Partner
By:	/s/ THOMAS SZYMONIAK Print Name: Thomas Szymoniak Title: Assistant Secretary
MICHAEL GRANT WATTERS AND TERRI LYNN WATTERS TRUSTEES OF THE WATTERS FAMILY TRUST U/D/T DATED DECEMBER 17, 1999
By:	/s/ MICHAEL WATTERS Print Name: Michael Watters Title: Trustee

COMERICA INCORPORATED
By:	/s/ ANTHONY G. MORROW Print Name: Anthony G. Morrow Title: Vice President, Corporate Counsel & Assistant Secretary
FOUNDERS:
/s/ DONALD M. CRAIG Donald M. Craig
Michael M. Gilbert
Edward P. Hobson, II
/s/ LAWRENCE R. KAPLAN Lawrence R. Kaplan

EXHIBIT A

OMNEON VIDEO NETWORKS, INC.,
a Delaware corporation
CERTIFICATE OF REPRESENTATIONS
REGARDING QUALIFIED SMALL BUSINESS STOCK

        THIS CERTIFICATE OF REPRESENTATIONS REGARDING QUALIFIED SMALL BUSINESS STOCK (this "Certificate") is executed as of                        ,            by Omneon Video Networks, Inc., a Delaware corporation (the "Company"), for the benefit of                        (the "Stockholder"). As used herein, the term "Stock" means those shares of Company stock issued by the Company to the Stockholder and described more fully on Schedule A hereto.

Representations

        Subject to the limitations and qualifications set forth below, the Company hereby represents as follows:

        1.     The Company has conducted a reasonable investigation into the question of whether the Stock is "qualified small business stock" ("QSBS") within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"); and

        2.     As of the date first above written, and assuming that the Stockholder has not sold, distributed, or otherwise transferred the Stock, all of the Stock is QSBS.

Qualifications and Limitations

        1.     Qualification of the Stock as QSBS is based, in part, on the value of Company stock or other assets at certain relevant times. For purposes of the representations made in this Certificate, the Company has made a good faith determination of such values, taking into account all material facts and circumstances, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

        2.     Qualification of the Stock as QSBS is based, in part, on whether the Company has been engaged in the active conduct of one or more qualified trades or businesses. The term "qualified trade or business" set forth in Section 1202(e)(3) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of qualified trade or business set forth in Section 1202(e)(3) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

        3.     Qualification of the Stock as QSBS is based, in part, on whether at least eighty percent (by value) of the Company's assets have been used in the active conduct of one or more qualified trades or businesses. For this purpose, assets held as "working capital" of a qualified trade or business within the meaning of Section 1202(e)(6) of the Code are treated as used in the active conduct of such trade or business. The term "working capital" set forth in Section 1202(e)(6) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of working capital set forth in Section 1202(e)(6) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

        4.     Qualification of the Stock as QSBS is based, in part, on whether the Company purchased any of its stock from a person related to the Stockholder during a relevant testing period. For purposes of the representations made in this Certificate, the Company has made a good faith determination that such purchases did not occur, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

        5.     While the representations contained herein are made in good faith, the Company assumes no liability for the failure of the Stock to qualify as QSBS.

        IN WITNESS WHEREOF, the Company has executed this Certificate as of the date first above written.

BY:
TITLE:

SCHEDULE A

Class/Type of Stock	Certificate Number	Number of Shares	Issue Date

QuickLinks

  Exhibit 4.04
AMENDMENT AGREEMENT TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
OMNEON VIDEO NETWORKS, INC.
RECITALS
FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
RECITALS
SECTION 1.
Restrictions on Transferability; Registration Rights
SECTION 2.
Right of First Offer
SECTION 3.
Affirmative Covenants of the Company
SECTION 4.
Miscellaneous
SCHEDULE A